UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number   811-22080
                                                     -------------

                     First Trust Active Dividend Income Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         --------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                      Date of fiscal year end:  November 30
                                               -------------

                   Date of reporting period:  November 30, 2009
                                             -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[LOGO OMITTED]    FIRST TRUST
[GRAPHIC OMITTED]


                                          ANNUAL REPORT

                                          For the Year Ended
                                          November 30, 2009




                                          FIRST TRUST
                                          ACTIVE DIVIDEND
                                          INCOME FUND






[LOGO OMITTED]    AVIANCE
                  CAPITAL MANAGEMENT


Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  First Trust Active Dividend Income Fund (FAV)
                                  Annual Report
                                November 30, 2009

Shareholder Letter                                                   1
At A Glance                                                          2
Portfolio Commentary                                                 3
Portfolio of Investments                                             7
Statement of Assets and Liabilities                                 11
Statement of Operations                                             12
Statements of Changes in Net Assets                                 13
Financial Highlights                                                14
Notes to Financial Statements                                       15
Report of Independent Registered Public Accounting Firm             19
Additional Information                                              20
Board of Trustees and Officers                                      23
Privacy Policy                                                      25


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Active Dividend Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aviance are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


                  First Trust Active Dividend Income Fund (FAV)
                                  Annual Report
                                November 30, 2009


Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to November 30, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Active Dividend Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Active Dividend Income Fund

First Trust Active Dividend Income Fund
"AT A GLANCE"
As of November 30, 2009 (Unaudited)

Fund Statistics
-------------------------------------------------------------------------
 Symbol on New York Stock Exchange                                FAV
 Common Share Price                                            $12.10
 Common Share Net Asset Value ("NAV")                          $10.48
 Premium (Discount) to NAV                                     15.46%
 Net Assets Applicable to Common Shares                   $76,196,290
 Current Quarterly Distribution per Common Share (1)          $0.4600
 Current Annualized Distribution per Common Share             $1.8400
 Current Distribution Rate on Closing Common Share Price (2)   15.21%
 Current Distribution Rate on NAV (2)                          17.56%
-------------------------------------------------------------------------



Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

             [DATA POINTS REPRESENTED IN CHART]

                      Common Share Price              NAV
  11/30/2008                 $ 8.03                 $10.61
  12/26/2008                  10.20                  10.39
   1/30/2009                   9.82                   9.04
   2/27/2009                   7.55                   8.28
   3/27/2009                   8.77                   9.15
   4/24/2009                   9.15                   9.33
   5/29/2009                   9.99                   9.86
   6/26/2009                  10.70                   9.78
   7/31/2009                  11.29                  10.01
   8/28/2009                  11.56                  10.26
   9/25/2009                  12.35                  10.50
  10/30/2009                  10.94                   9.96
  11/30/2009                  12.10                  10.49


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                           Average Annual
                                                            Total Return
                                 One Year Ended         Inception (9/20/2007)
                                   11/30/2009               to 11/30/2009
Fund Performance
 NAV (3)                             18.44%                    -11.12%
 Market Value (4)                    80.51%                     -7.11%
INDEX PERFORMANCE
 Russell 1000 Value Index            19.24%                    -30.01%
 S&P 500 Index                       25.39%                    -24.02%
--------------------------------------------------------------------------------


------------------------------------------------------------
                                                 % of Total
Top 10 Holdings                                 Investments
------------------------------------------------------------
 Annaly Capital Management, Inc.                    3.7%
 Kimberly-Clark Corp.                               3.6
 Altria Group, Inc.                                 3.5
 Merck & Co., Inc.                                  3.4
 Terra Industries, Inc.                             3.4
 Reynolds American, Inc.                            3.0
 PepsiCo, Inc.                                      3.0
 UnitedHealth Group, Inc.                           2.7
 Kellogg Co.                                        2.5
 Analog Devices, Inc.                               2.4
------------------------------------------------------------
        Total                                      31.2%
                                               =============


------------------------------------------------------------
                                                 % of Total
Sector Allocation                               Investments
------------------------------------------------------------
 Financials                                        21.9%
 Consumer Staples                                  18.4
 Information Technology                            15.0
 Energy                                            13.4
 Health Care                                       12.4
 Industrials                                        7.8
 Materials                                          5.4
 Consumer Discretionary                             3.5
 Telecommunication Services                         1.8
 Utilities                                          0.4
------------------------------------------------------------
        Total                                     100.0%
                                               =============

____________________
(1) Most recent distribution paid or declared through 11/30/2009. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2009. Subject to change in the future.
(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.
(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------

                  First Trust Active Dividend Income Fund (FAV)
                                  Annual Report


                                  Sub-Advisor

Aviance Capital Management, LLC, ("Aviance") a registered investment advisory, is the Sub-Advisor to the First Trust Active Dividend Income Fund (the "Fund"). Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Fund's portfolio utilizing a team led by Christian C. Bertelsen, James R. Neel, Edward C. Bertelsen and Mark Belanian. The team has approximately six years of experience working together and approximately 80 years of cumulative industry experience.

                           Portfolio Management Team

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager

Christian C. Bertelsen has over 41 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA, Portfolio Manager

James R. Neel, CFA, has over 30 years of experience in investment management. Mr. Neel joined Aviance as a portfolio manager in January 2009. He has also been a portfolio manager for Aviance Capital Partners, a registered investment advisor, since January 2009. From September 2006 to December 2008, Mr. Neel was a portfolio manager for YHB Investment Advisors, Inc. From June 2005 to September 2006 he was a portfolio manager for Gibraltar Private Bank, and from December 2004 to June 2005 he served in the same role at Thomas Partners, Inc. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN, Portfolio Manager - Research

Edward C. Bertelsen has over 14 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, Portfolio Analyst

Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

First Trust Active Dividend Income Fund

The primary investment objective of the First Trust Active Dividend Income Fund ("FAV" or the "Fund") is to seek a high level of current income. Its secondary objective is capital appreciation. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's Sub-Advisor believes offer the potential for attractive income and/or capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

--------------------------------------------------------------------------------
                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
--------------------------------------------------------------------------------


Market Recap

This section discusses the primary factors which impacted FAV's two integrated activities throughout the twelve months ended November 30, 2009.

The Year of the Square Root [GRAPHIC OMITTED]

The first quarter of the reporting period saw a continuation of sharply lower equity indices, plumbing depths previously unseen for over ten years. The predominant conventional wisdom suggested that a global financial meltdown might be imminent and company profits and revenues could plummet across the board. Confidence was non-existent; even those companies with strong balance sheets and reasonably recession-resistant revenue flows (the type of companies sought by the Sub-Advisor for inclusion in FAV), were sold-off as asset managers and individuals sought liquidity. Cash and "safe" securities yielding almost nothing became the pre-eminent asset classes.

Suddenly, on March 9, 2009, everything changed and equity indices embarked on one of the most vigorous recoveries in the past 100 years; a recovery which continued until the end of the reporting period. The last few years have seen one of the worst bear markets and one of the strongest bull markets since records began. These have been truly fascinating times for investors and asset managers alike. From the lows of March 9th to November 30th, the Standard & Poor's 500 Index ("S&P 500") rose approximately 62% and the Russell 1000 Value Index, the Fund's primary benchmark, rose approximately 59%.

What Led the 2009 Rally?

Smaller Capitalization, Lower Quality
The market leaders during the dramatic rise in U.S. stock markets were, for much of the time, smaller capitalization, lower balance sheet quality companies, as defined by the Sub-Advisor's measurements of quality. During the first quarter of the recovery, U.S.-listed companies with market caps below $1 billion experienced price appreciation from their lowest level, approximately 3 times greater than those companies capitalized at over $100 billion. Over the same period, companies that lowered their earnings estimates by 80% or more bounced back over 100% from their bottom, while companies that revised their earnings within approximately 10% showed virtually no stock price improvement.

This is typical of a recovery from a significant bear market where companies tend to "bounce" back for reasons more related to forward projections of growth rather than value-based fundamentals.


Growth Ahead of Value
From December 1, 2008 to November 30, 2009, the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by approximately 17%. This supports the Sub-Advisor's view that the recovery has been led by those companies which offer the perceived opportunity for attractive growth as world economies recover, rather than companies offering value within fundamentally sound business models and balance sheets. The former are companies that tend to use cash and available credit to finance growth rather than pay dividends to investors.

Toward the end of the reporting period, in the fourth quarter of 2009, the markets appeared to recognize that many of the larger companies which weathered the downturn with quality fundamentals intact were looking undervalued. Although the Russell 1000 Growth Index continued to outperform the Russell 1000 Value Index, the value-based companies the Fund normally invests in performed better than the broader market for part of October and November.

Dividend Recap

How were Dividends Affected?
Dividend-paying stocks tend to be those with strong fundamental business metrics and free cash flows; the type of stocks in which FAV looks to invest. The primary aim of the Fund is the generation of yield from the capture of dividends; therefore, a major factor which affects the Fund's management is the availability of dividends.

During the reporting period, the popular media took a generally negative view of dividends. When credit becomes tight and the market loses confidence in future revenues and profits, it's easy to assume companies will cut dividend payments.

Although certain sectors, which historically represented excellent hunting grounds for dividends, drastically reduced payments (Financials being an obvious example), the table below shows that quarterly dividends withstood the credit crisis surprisingly well.

--------------------------------------------------------------------------------
                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                           Companies              Companies
                                       Raising Dividends     Lowering Dividends
            Quarter 4, 2008                   475                    288
            Quarter 1, 2009                   283                    367
            Quarter 2, 2009                   233                    250
            Quarter 3, 2009                   191                    113

* Table based on approximately 7,000 publicly-owned companies that report dividend information to Standard & Poor's.

Many of the companies lowering dividends actually suspended payment; however, there are still many very well managed companies around the world who have sufficiently strong businesses, and management resolve, to produce sustainable dividends throughout most business cycles.

Correspondingly, the Sub-Advisor did not experience difficulty in generating the level of dividend income required. Throughout the last twelve months, the Fund therefore maintained its dividend.

How were Dividend Payers Affected?
The Dow Jones Select Dividend Index (DVY) is an index used by the Fund to track dividend-paying stocks. During the reporting period, DVY underperformed both the Russell 1000 Value Index and the S&P 500 by approximately 15% and 21%, respectively.

Conclusion: Dividend payments were resistant to market volatility; however, dividend-paying stock prices, primarily value stocks, were negatively impacted by the issues raised above.

Performance Analysis

The net asset value ("NAV") total return1 of the Fund for the twelve months ended November 30, 2009, was 18.44%. Over the same period, the total return of the Russell 1000 Value Index, the Fund's primary benchmark index, was 19.24%, while the Fund's secondary benchmark indices, the S&P 500 and the Dow Jones Select Dividend Index (DVY), returned 25.39% and 5.59% respectively.

The Fund's market value total return2 for the twelve months ended November 30, 2009, was 80.51%.

NAV Performance

The Fund's NAV lagged the Russell 1000 Value Index by less than one percent. This was primarily the result of holding stocks which paid significant dividends compared to the lower overall dividend-paying component of the Russell benchmark. When equity markets fell at the start of the reporting period, the dividend payers were hit hard, as many investors believed the credit crisis would result in mass dividend suspension and contraction. Additionally, the Russell 1000 Value Index has a higher exposure to smaller- cap stocks than FAV. Therefore, the Fund performed well during market conditions which did not favor its traditional, "multi-cap value" style of investment.

The Fund's NAV lagged the S&P 500 by approximately seven percent. This was primarily the result of FAV holding stocks with a value and not growth bias, compared to the lower overall dividend-paying component of the S&P 500. The stocks that "ran" the most from the March 2009 bottom are typically high beta and no, or low, dividend payers, the antithesis of an "FAV stock".

Both the Russell indices and S&P 500 hold lower market capitalization stocks compared to FAV. This also contributed to their outperformance during the reporting period.

When compared to DVY, the Fund outperformed by approximately 13%, a result which we believe shows the stock selection and sector selection capabilities of the Fund's Sub-Advisor.

Overall, the last twelve months have shown that the Fund's discipline is capable of performing within acceptable tolerances of broad market indices, even during periods of extraordinary economic duress, when dividend-paying, larger-capitalization stocks underperform by a significant margin.


________________
1 Total Return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

2 Total Return based on market value is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

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                  PORTFOLIO COMMENTARY (Unaudited) (Continued)
--------------------------------------------------------------------------------


Market & Fund Outlook

Economic and corporate fundamentals are now showing signs of consistent improvement, which should carry an improving economy well into 2010. The ability of competitive, well-managed companies to re-align expenditures with lower revenues is now showing through and corporate balance sheets are improving accordingly. When we look at the results of the last quarter of 2009 and the first quarter of 2010, we believe both will therefore be generally positive for earnings.

That said, the "Great Debt & Derivative Unwind" is not yet over. We are currently in the middle of a battle between fundamental economic forces, which are trying to unwind the massive amounts and types of debt in the system, and the U.S. Government, which has intervened to limit the downward spiral of asset liquification and default.

The derivatives that have not been wiped out have been wiped under the carpet; however, a large amount of consumer-based debt still exists with little credit available to balance the books.

There remains the distinct possibility of a sudden and painful drop in global equity prices, but there is room for cautious optimism with regard to the future direction of global equity prices.

Why is the Sub-Advisor Optimistic?

In 1950, America contained approximately 150 million citizens. These workers and consumers were primarily responsible for the expansion of U.S. GDP and that of the rest of the world. As we wind down 2009, there are a few billion new potential workers and consumers riding the capitalist train. They live in places like China, India, Brazil and South Korea.

Will they all be buying 7,000 square foot houses, fancy cars and handbags? Probably not! But they probably will increasingly buy washing machines, TVs, and smart phones - all for cash. They are aspiring to (and buying) U.S. branded goods and their Governments are spending their surpluses on building infrastructure.

Therefore, one of the Fund's investment themes going forward will be "Investing Overseas by Owning U. S. Companies". The Sub-Advisor sees a growing value gap and under-priced growth potential in these companies due to the unrecognized potential in overseas markets. Therefore, a priority will be placed on companies which generate 40% or more of their revenues internationally.

Moreover, this theme fits well with the overall investment discipline of the
Fund: Quality Balance Sheets and Business.

Large Cap, Global Quality

We believe that the previously mentioned rebound in lower-quality stock prices and smaller components of the above-referenced indices, as defined by the Sub-Advisor's proprietary investment discipline, is over, and leadership should be taken up by larger, higher-quality companies.

Balance sheets, cash flows and surpluses are generally much stronger in these areas and may drive consumption and revenues. Many U.S. companies are very well placed to benefit from this trend and the Fund will seek to find and invest in these companies where a dividend can be captured.

Government Influence

Government policy will provide opportunities in areas such as Health Care and Defense, where the government may state its intentions based on firmly held ideology, then subsequently water down its plans to fall in line with realities and the ability to execute.

Health Care and Defense are two examples of sectors which have suffered from initial political pressures but may eventually benefit from a more moderate shift when the policies are actually implemented.

Inflation and Credit Liquidity

Unemployment has now breached the psychological "double digit" level and banks seem increasingly reticent to pass on credit to the consumer or smaller companies. Inflation should therefore remain benign longer than expected.

First Trust Active Dividend Income Fund
Portfolio of Investments (a)
November 30, 2009


  Shares                     Description                              Value
----------   --------------------------------------------------  ---------------

COMMON STOCKS - 91.9%

             AEROSPACE & DEFENSE - 2.7%
  14,000     Honeywell International, Inc......................  $      538,580
  20,000     Lockheed Martin Corp..............................       1,544,600
                                                                 --------------
                                                                      2,083,180
                                                                 --------------
             BEVERAGES - 4.1%
  15,000     Coca-Cola (The) Co................................         858,000
  36,000     PepsiCo, Inc......................................       2,239,920
                                                                 --------------
                                                                      3,097,920
                                                                 --------------
             CAPITAL MARKETS - 0.9%
   4,000     Goldman Sachs Group (The), Inc....................         678,640
                                                                 --------------
             CHEMICALS - 3.3%
  65,000     Terra Industries, Inc.............................       2,507,700
                                                                 --------------
             COMMERCIAL BANKS - 5.6%
  20,000     Bank of Nova Scotia...............................         922,600
  24,000     Canadian Imperial Bank of Commerce................       1,571,760
  15,000     Royal Bank of Canada..............................         812,850
  15,000     Toronto-Dominion Bank (The).......................         945,600
                                                                 --------------
                                                                      4,252,810
                                                                 --------------
             COMMUNICATIONS EQUIPMENT - 2.1%
  30,000     Cisco Systems, Inc. (b)...........................         702,000
  20,000     QUALCOMM, Inc.....................................         900,000
                                                                 --------------
                                                                      1,602,000
                                                                 --------------
             COMPUTERS & PERIPHERALS - 1.1%
   3,000     Apple, Inc. (b)...................................         599,730
  15,000     Seagate Technology................................         226,950
                                                                 --------------
                                                                        826,680
                                                                 --------------
             CONSTRUCTION & ENGINEERING - 1.1%
  20,000     Flour Corp........................................         849,600
                                                                 --------------
             DIVERSIFIED FINANCIAL SERVICES - 1.4%
  70,000     Bank of America Corp..............................       1,109,500
                                                                 --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
   8,500     AT&T, Inc.........................................         228,990
  85,000     Frontier Communications Corp......................         671,500
   7,800     Verizon Communications, Inc.......................         245,388
  15,000     Windstream Corp...................................         148,800
                                                                 --------------
                                                                      1,294,678
                                                                 --------------
             ENERGY EQUIPMENT & SERVICES - 4.2%
  20,000     National Oilwell Varco, Inc.......................         860,400
  10,000     Schlumberger Ltd..................................         638,900
  20,000     Smith International, Inc..........................         543,600
  25,000     Tidewater, Inc....................................       1,123,750
                                                                 --------------
                                                                      3,166,650
                                                                 --------------
             FOOD PRODUCTS - 2.4%
  35,000     Kellogg Co........................................       1,840,300
   1,000     Kraft Foods, Inc., Class A........................          26,580
                                                                 --------------
                                                                      1,866,880
                                                                 --------------


                        See Notes to Financial Statements               Page 7

First Trust Active Dividend Income Fund
Portfolio of Investments - (Continued) (a)
November 30, 2009


  Shares                     Description                              Value
----------   --------------------------------------------------  ---------------

COMMON STOCKS - (Continued)

             HEALTH CARE PROVIDERS & SERVICES - 7.0%
  60,000     Aetna, Inc........................................  $    1,746,600
  37,500     Humana, Inc. (b)..................................       1,556,625
  70,000     UnitedHealth Group, Inc...........................       2,006,900
                                                                 --------------
                                                                      5,310,125
                                                                 --------------
             HOTELS, RESTAURANTS & LEISURE - 1.0%
  12,500     McDonald's Corp...................................         790,625
                                                                 --------------
             HOUSEHOLD PRODUCTS - 3.5%
  40,000     Kimberly-Clark Corp...............................       2,638,800
                                                                 --------------
             INSURANCE - 2.6%
  30,000     Hartford Financial Services Group (The), Inc......         733,800
  25,000     Prudential Financial, Inc.........................       1,246,250
                                                                 --------------
                                                                      1,980,050
                                                                 --------------
             IT SERVICES - 0.8%
  15,000     Automatic Data Processing, Inc....................         651,750
                                                                 --------------
             MACHINERY - 3.4%
   5,000     Bucyrus International, Inc........................         258,950
  30,000     Cummins, Inc......................................       1,347,000
  17,000     Deere & Co........................................         909,670
   1,000     Illinois Tool Works, Inc..........................          48,640
                                                                 --------------
                                                                      2,564,260
                                                                 --------------
             METALS & MINING - 2.0%
  20,000     BHP Billiton Ltd. - ADR...........................       1,506,000
                                                                 --------------
             MULTI-UTILITIES - 0.4%
  10,000     Public Service Enterprise Group...................         313,600
                                                                 --------------
             OIL, GAS & CONSUMABLE FUELS - 8.9%
  23,000     Anadarko Petroleum Corp...........................       1,369,190
  13,000     Cloud Peak Energy, Inc. (b).......................         175,500
  14,500     Devon Energy Corp.................................         976,575
  75,000     El Paso Corp......................................         717,000
   6,000     Kinder Morgan Energy Partners, L.P................         349,560
  17,000     Occidental Petroleum Corp.........................       1,373,430
 100,000     Pengrowth Energy Trust............................         961,000
  10,000     Penn West Energy Trust............................         175,700
  10,000     Teekay LNG Partners, L.P..........................         243,600
  11,000     XTO Energy, Inc...................................         466,840
                                                                 --------------
                                                                      6,808,395
                                                                 --------------
             PHARMACEUTICALS - 5.1%
  55,000     Bristol-Myers Squibb Co...........................       1,392,050
  70,000     Merck & Co., Inc..................................       2,534,700
                                                                 --------------
                                                                      3,926,750
                                                                 --------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.3%
   1,000     American Capital Agency Corp......................          26,470
 150,000     Annaly Capital Management, Inc....................       2,761,500
  40,000     Hatteras Financial Corp...........................       1,224,000
                                                                 --------------
                                                                      4,011,970
                                                                 --------------
             ROAD & RAIL - 0.3%
   5,000     Canadian National Railway Co......................         263,000
                                                                 --------------


Page 8                 See Notes to Financial Statements

First Trust Active Dividend Income Fund
Portfolio of Investments - (Continued) (a)
November 30, 2009


  Shares                     Description                              Value
----------   --------------------------------------------------  ---------------

COMMON STOCKS - (Continued)

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.9%
  60,000     Analog Devices, Inc...............................  $    1,799,400
  50,000     Intel Corp........................................         960,000
  45,000     Maxim Intergrated Products, Inc...................         792,000
  40,000     Texas Instruments, Inc............................       1,011,600
  30,000     Xilinx, Inc.......................................         679,200
                                                                 --------------
                                                                      5,242,200
                                                                 --------------
             SOFTWARE - 3.7%
  20,000     Microsoft Corp....................................         588,200
  20,000     Oracle Corp.......................................         441,600
  15,000     Salesforce.com, Inc. (b)..........................         940,200
  20,000     VMware, Inc., Class A (b).........................         839,600
                                                                 --------------
                                                                      2,809,600
                                                                 --------------
             SPECIALTY RETAIL - 1.0%
  27,500     Home Depot (The), Inc.............................         752,400
                                                                 --------------
             TEXTILE, APPAREL & LUXURY GOODS - 1.4%
  16,500     NIKE, Inc., Class B...............................       1,070,685
                                                                 --------------
             TOBACCO - 8.0%
 140,000     Altria Group, Inc.................................       2,633,400
  25,000     Philip Morris International, Inc..................       1,202,250
  45,000     Reynolds American, Inc............................       2,248,200
                                                                 --------------
                                                                      6,083,850
                                                                 --------------

             TOTAL COMMON STOCKS - 91.9%.......................      70,060,298
             (Cost $69,585,536)                                  --------------

INVESTMENT COMPANIES - 5.2%

             ASSET MANAGEMENT & CUSTODY BANKS
  10,000     India Fund, Inc...................................         303,000
  25,000     iShares FTSE/Xinhua China 25 Index Fund...........       1,093,000
  45,000     iShares MSCI Australia Index Fund.................       1,049,850
  18,000     iShares MSCI Brazil Index Fund....................       1,380,060
  10,000     iShares MSCI Taiwan Index Fund....................         122,300
                                                                 --------------
             TOTAL INVESTMENT COMPANIES........................       3,948,210
             (Cost $3,655,314)                                   --------------

MASTER LIMITED PARTNERSHIP - 0.4%

             CAPITAL MARKETS
  20,000     Blackstone Group (The) L.P........................         276,800
             (Cost $294,324)                                     --------------

             TOTAL INVESTMENTS - 97.5%.........................      74,285,308
             (Cost $73,535,174) (c)

             NET OTHER ASSETS AND LIABILITIES - 2.5%...........       1,910,982
                                                                 --------------
             NET ASSETS - 100.0%...............................  $   76,196,290
                                                                 ==============


                       See Notes to Financial Statements                Page 9

First Trust Active Dividend Income Fund
Portfolio of Investments - (Continued) (a)
November 30, 2009



-------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets.
(b)  Non-income producing security.
(c) Aggregate cost for federal income tax purposes is $74,897,252. As of November 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,575,925 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,187,869.

ADR - American Depositary Receipt


Valuation Inputs

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                  Level 2              Level 3
                                         Total                Level 1           Significant          Significant
                                         Value                Quoted            Observable          Unobservable
                                      at 11/30/2009           Prices              Inputs               Inputs
                                      -------------        ------------        ------------         ------------
Common Stocks*....................    $ 70,060,298         $ 70,060,298        $         --         $         --
Investment Companies*.............       3,948,210            3,948,210                  --                   --
Master Limited Partnership*.......         276,800              276,800                  --                   --
                                      -------------        ------------        ------------         ------------
Total Investments.................    $ 74,285,308         $ 74,285,308        $         --         $         --
                                      ============         ============        ============         ============

* See Portfolio of Investments for industry breakout.


Page 10                See Notes to Financial Statements

First Trust Active Dividend Income Fund
Statement of Assets and Liabilities
November 30, 2009


ASSETS:
Investments, at value
    (Cost $73,535,174) ...........................................................................     $    74,285,308
Cash..............................................................................................             423,815
Prepaid expenses..................................................................................               6,748
Receivables:
    Investment securities sold....................................................................          15,881,518
    Dividends.....................................................................................           1,371,366
    Fund shares sold..............................................................................              90,984
    Interest......................................................................................                  63
                                                                                                       ---------------
       Total Assets...............................................................................          92,059,802
                                                                                                       ---------------

LIABILITIES:
Payables:
    Investment securities purchased ..............................................................          15,553,000
    Offering costs................................................................................             164,015
    Investment advisory fees......................................................................              62,106
    Audit and tax fees............................................................................              34,300
    Printing fees.................................................................................              15,730
    Custodian fees................................................................................              10,590
    Legal fees....................................................................................               6,798
    Administrative fees ..........................................................................               5,833
    Transfer agent fees...........................................................................               4,338
Other liabilities ................................................................................               6,802
                                                                                                       ---------------
       Total Liabilities..........................................................................          15,863,512
                                                                                                       ---------------
NET ASSETS........................................................................................     $    76,196,290
                                                                                                       ===============

NET ASSETS consist of:
Paid-in capital...................................................................................     $   137,914,702
Par value.........................................................................................              72,678
Accumulated net investment income (loss)..........................................................           1,571,334
Accumulated net realized gain (loss) on investments...............................................         (64,112,558)
Net unrealized appreciation (depreciation) on investments.........................................             750,134
                                                                                                       ---------------
NET ASSETS........................................................................................     $    76,196,290
                                                                                                       ===============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)..............................    $         10.48
                                                                                                       ===============

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).......           7,267,804
                                                                                                       ===============


                       See Notes to Financial Statements                Page 11

First Trust Active Dividend Income Fund
Statement of Operations
For the Year Ended November 30, 2009


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $297,067).................       $   15,030,073
Interest...............................................................                1,033
                                                                              --------------
    Total investment income............................................           15,031,106
                                                                              --------------

EXPENSES:
Investment advisory fees ..............................................              709,304
Offering costs.........................................................              230,400
Administrative fees....................................................               72,453
Custodian fees.........................................................               71,057
Legal fees.............................................................               59,640
Printing fees..........................................................               52,201
Audit and tax fees.....................................................               43,221
Trustees' fees and expenses............................................               37,208
Transfer agent fees....................................................               23,638
Other..................................................................               38,269
                                                                              --------------
    Total expenses.....................................................            1,337,391
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...........................................           13,693,715
                                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments................................            1,048,844
Net change in unrealized appreciation (depreciation) on investments....           (2,413,505)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (1,364,661)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........        $  12,329,054
                                                                              ==============


Page 12                 See Notes to Financial Statements

First Trust Active Dividend Income Fund
Statements of Changes in Net Assets


                                                                                              Year                 Year
                                                                                             Ended                Ended
                                                                                          11/30/2009           11/30/2008
                                                                                        ---------------      ---------------
OPERATIONS:
Net investment income (loss)........................................................... $   13,693,715       $  12,824,886
Net realized gain (loss) on investments................................................      1,048,844         (62,037,019)
Net change in unrealized appreciation (depreciation) on investments....................     (2,413,505)          4,507,917
                                                                                        --------------       -------------
Net increase (decrease) in net assets resulting from operations........................     12,329,054         (44,704,216)
                                                                                        --------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................................    (13,276,526)        (14,173,245)
Net realized gain......................................................................             --          (1,782,751)
                                                                                        --------------       -------------
Total distributions to shareholders....................................................    (13,276,526)        (15,955,996)
                                                                                        --------------       -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offering................................        354,746                  --
Proceeds from Common Shares reinvested.................................................        332,606                  --
                                                                                        --------------       -------------
Net increase (decrease) in net assets resulting from capital transactions..............        687,352                  --
                                                                                        --------------       -------------

Total increase (decrease) in net assets................................................       (260,120)        (60,660,212)

NET ASSETS:
Beginning of period....................................................................     76,456,410         137,116,622
                                                                                        --------------       -------------
End of period.......................................................................... $   76,196,290       $  76,456,410
                                                                                        ==============       =============
Accumulated net investment income (loss) at end of period.............................. $    1,571,334       $   1,092,527
                                                                                        ==============       =============

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period...................................................      7,205,236           7,205,236
Common Shares sold through shelf offering..............................................         29,820                  --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..............         32,748                  --
                                                                                        --------------       -------------
Common Shares at end of period.........................................................      7,267,804           7,205,236
                                                                                        ===============      =============


                       See Notes to Financial Statements                Page 13

First Trust Active Dividend Income Fund
Financial Highlights
For a Common Share outstanding throughout each period


                                                                      Year                 Year               Period
                                                                      Ended                Ended               Ended
                                                                   11/30/2009           11/30/2008        11/30/2007 (a)
                                                                ----------------    ----------------    ----------------
Net asset value, beginning of period........................... $        10.61      $        19.03      $        19.10 (b)
                                                                ----------------    ----------------    ----------------
Income from investment operations:
Net investment income (loss) (g)...............................           1.90                1.78                0.52
Net realized and unrealized gain (loss)........................          (0.20)              (7.99)              (0.55)
                                                                ----------------    ----------------    ----------------
Total from investment operations...............................           1.70               (6.21)              (0.03)
                                                                ----------------    ----------------    ----------------
Distributions paid to shareholders from:
Net investment income..........................................          (1.84)              (1.97)                 --
Net realized gain..............................................             --               (0.24)                 --
                                                                ----------------    ----------------    ----------------
Total distributions............................................          (1.84)              (2.21)                 --
                                                                ----------------    ----------------    ----------------
Common Shares offering costs charged to paid-in capital........             --                  --               (0.04)
                                                                ----------------    ----------------    ----------------
Premiums from shares sold in at the market offering............           0.01                  --                  --
                                                                ----------------    ----------------    ----------------
Net asset value, end of period................................. $        10.48      $        10.61      $        19.03
                                                                ================    ================    ================
Market value, end of period.................................... $        12.10      $         8.03      $        17.78
                                                                ================    ================    ================
Total return based on net asset value (c) (d)..................          18.44%            (34.64)%             (0.37)% (h)
                                                                ================    ================    ================
Total return based on market value (d) (e).....................          80.51%            (47.00)%            (11.10)%
                                                                ================    ================    ================

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...........................  $      76,196       $      76,456       $    137,117
Ratio of total expenses to average net assets..................          1.89%               1.31%               1.44% (f)
Ratio of net investment income to average net assets...........         19.31%              11.34%              13.87% (f)
Portfolio turnover rate........................................         2,030%              1,722%                178%

(a) Initial seed date of July 19, 2007. The Fund commenced operations on September 20, 2007.
(b) Net of sales load of $0.90 per share on initial shares issued.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return is not annualized for periods less than one year.
(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(f) Annualized.
(g) Based on weighted average shares outstanding.
(h) In 2007, the Fund received a reimbursement from the investment sub-advisor in the amount of $3,067. This reimbursement from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.


Page 14                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                                November 30, 2009


                               1. Fund Description

First Trust Active Dividend Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying, multi-cap equity securities of both U.S. and non-U.S. issuers that Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor") believes offer the potential for attractive income and/or capital appreciation. Managed Assets are defined as the value of the securities and other investments the Fund holds plus cash and other assets, including dividends accrued but not yet received, minus accrued liabilities other than the principal amount of any borrowings. There can be no assurance that the Fund's investment objectives will be achieved.


                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:
The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

            o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
            o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                 o   Quoted prices for similar securities in active markets.
                 o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                 o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                 o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
           o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                                November 30, 2009


The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2009 is included with the Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

C. Dividends and Distributions to Shareholders:
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended November 30, 2009, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $61,618 and a decrease to accumulated net realized gain (loss) on investments of $61,618. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 was as follows:

Distributions paid from:
                                                   2009               2008
                                                   ----               ----
         Ordinary Income                       $13,276,526        $15,925,846
         Long-Term Capital Gain                         --             30,150

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

         Undistributed Ordinary Income .....................  $ 1,557,587
         Net Unrealized Appreciation (Depreciation).........     (611,944)
         Accumulated Capital and Other Losses...............  (62,736,733)

D. Income Taxes:
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2009, the Fund elected to defer capital losses occurring between November 1, 2009 and November 30, 2009 in the amount of $344,837.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2009, the Fund had a capital loss carry forward for federal income tax purposes of $62,391,896, with $44,083,569 and $18,308,327 expiring on November 30, 2016 and
2017, respectively.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008 and 2009 remain open to federal and state audit. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

E. Expenses:
The Fund pays all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                                November 30, 2009


3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Aviance serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

In September 2009, the Fund, First Trust and the Fund's Board of Trustees was informed that Aviance planned to redistribute certain outside ownership interests among its principal owners (the "Transaction"). The planned Transaction would result in a "change of control" of Aviance, resulting in an assignment of the Sub-Advisory Agreement, which would terminate the Sub-Advisory Agreement pursuant to its terms and the requirements of the 1940 Act. In light of the expected consummation of the Transaction, the Board held a special meeting on September 25, 2009, wherein it approved an Interim Sub-Advisory Agreement to allow Aviance to continue as the Fund's Sub-Advisor for 150 days after the consummation of the Transaction to ensure the continuation of investment sub-advisory services to the Fund upon the termination of the Sub-Advisory Agreement. The Interim Sub-Advisory Agreement has been in effect since October 27, 2009, and pursuant to Rule 15a-4 under the 1940 Act, will be in effect no longer than through March 26, 2010. In addition, at its meeting on September 25, 2009, the Board of Trustees approved, subject to shareholder approval, a New Sub-Advisory Agreement among the Fund, the Advisor and Aviance. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the previous Sub-Advisory Agreement. To permit Aviance to continue as the Fund's Sub- Advisor after the expiration of the Interim Sub-Advisory Agreement, shareholder of the Fund have been asked to approve the New Sub-Advisory Agreement at a special shareholder meeting to be held on February 18, 2010. Please refer to the Fund's Proxy Statement dated December 21, 2009 for additional information. The Proxy Statement is available by calling 1-800-988-5891 or on the SEC's website at http://www.sec.gov. First Trust and Aviance have agreed to bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

In accordance with certain fee arrangements, JPMorgan Investor Services Co. served as the Fund's Administrator and Fund Accountant, JPMorgan Chase Bank, National Association served as the Custodian and American Stock Transfer & Trust Company served as the Transfer Agent. Effective May 18, 2009, PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Fund Accountant in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian as of such date in accordance with certain fee arrangements. Effective May 25, 2009, PNC also serves as the Fund's Transfer Agent in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman served two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and the "Interested" Trustee receive no compensation from the Fund for serving in such capacities.


                      4. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the fiscal year ended November 30, 2009, were $1,357,736,692 and $1,350,431,665, respectively.


                            5. At the Market Offering

On January 13, 2009 the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund has used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. Transactions for the fiscal year ended November 30, 2009 related to offerings under the sales agreement are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                                November 30, 2009


                                                          Net Proceeds
      Common         Net Proceeds    Net Asset Value   Received in Excess
    Shares Sold        Received      of Shares Sold    of  Net Asset Value
    -----------      ------------    ---------------   -------------------
       29,820          $354,746         $315,479             $39,267

Additionally, estimated offering costs of $230,400 related to this offering have been expensed by the Fund and are disclosed as "offering costs" on the Statement of Operations.


                               6. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


                             7. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment and Market Risk: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Dividend Strategy Risk: The Sub-Advisor may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Sub-Advisor to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations are typically not recurring in nature or the frequency may be difficult to predict and may not result in an opportunity that allows the Sub-Advisor to fulfill the Fund's investment objectives. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate.

Qualified Dividend Income Tax Risk: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning before January 1, 2011, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.


                              8. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through January 25, 2010, the date the financial statements were issued, and has determined that there was the following subsequent event:

On January 12, 2010, the Fund declared a dividend of $0.46 per share to Common Shareholders of record January 25, 2010, payable January 29, 2010.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of First Trust Active Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Active Dividend Income Fund (the "Fund") as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Active Dividend Income Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
January 26, 2010

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                          November 30, 2009 (Unaudited)


                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


--------------------------------------------------------------------------------

                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                          November 30, 2009 (Unaudited)


                         NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 16, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.


                 Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 6,674,261, the number of votes against was 383,019 and the number of abstentions was 147,956. The number of votes cast in favor of Mr. Kadlec was 6,671,376, the number of votes against was 385,904 and the number of abstentions was 147,956. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.


                                 Tax Information

Of the ordinary income distributions made by the Fund during the year ended November 30, 2009, 3.56% qualified for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 4.23% of ordinary income distributions, for the year end November 30, 2009.


                             Sub-Advisory Agreements

       Board Considerations Regarding Approval of Sub-Advisory Agreements

The Board of Trustees of First Trust Active Dividend Income Fund (the "Fund"), including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. (the "Advisor") and Aviance Capital Management, LLC ("Aviance") at a meeting held on September 25, 2009. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund. Based on information provided by the Advisor and Aviance, the Board concluded that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Sub-Advisory Agreement among the Fund, the Advisor and Aviance (the "Current Sub-Advisory Agreement").

In September 2009, the Board was informed that Aviance planned to redistribute certain outstanding ownership interests among its principal owners (the "Transaction"). The Board was also informed that, if the Transaction was consummated, it may be deemed to result in a "change of control" of Aviance and the Current Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). In light of the expected consummation of the Transaction, the Board held a special meeting on September 25, 2009, to consider the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Current Sub-Advisory Agreement. The Board noted that it had recently considered Aviance's capabilities and the terms of the Current Sub-Advisory Agreement at a meeting held on March 1-2, 2009. The Board considered that in connection with the March 1-2, 2009 meeting, it had received a report from Aviance that, among other things, outlined the services provided by Aviance (including the relevant personnel responsible for these services and their experience); the sub-advisory fees for the Fund as compared to fees charged to other clients of Aviance; the nature of expenses incurred by Aviance in providing services to the Fund and the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                          November 30, 2009 (Unaudited)


potential for economies of scale, if any; financial data on Aviance; any fall out benefits to Aviance; and information on Aviance's compliance program. Prior to the September meeting, Aviance provided the Board with an update to its report for the March meeting, updated performance information and an updated Form ADV reflecting changes that occurred since March 2009.

Because the Board determined that any differences between the Current Sub-Advisory Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in approving the Current Sub-Advisory Agreement applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Aviance.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Aviance under the Agreements. The Board considered the background and experience of Aviance's portfolio management team, noting that the Transaction was not expected to affect the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Aviance under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the Current Sub-Advisory Agreement. The Board noted that, as required by Rule 15a-4, the sub-advisory fee under the Interim Sub-Advisory Agreement would be no greater than the fee under the Current Sub-Advisory Agreement. The Board also noted that the sub-advisory fee rate is lower than the fee rate charged by Aviance to its other clients. The Board concluded that the sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Aviance under the Agreements.

The Board noted that Aviance did not identify any economies of scale realized in connection with providing services to the Fund and represented that Aviance was providing subadvisory services to the Fund at a loss. The Board noted Aviance's statement that Aviance's partners, which include an affiliate of the Advisor, had committed to provide any necessary financing for Aviance. The Board noted that Aviance does not maintain any soft-dollar arrangements and that Aviance indicated that it benefits from its relationship to the Fund by increased institutional recognition, which has resulted in new institutional assets under management.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                     First Trust Active Dividend Income Fund
                          November 30, 2009 (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below.

                                                                                  Number of
                                                                                Portfolios in      Other
                                                                                  the First     Trusteeships
                                 Term of Office                                     Trust            or
        Name, Address,           and Year First                                 Fund Complex   Directorships
       Date of Birth and           Elected or      Principal Occupations         Overseen by      Held by
    Position with the Fund       Appointed (1)      During Past 5 Years            Trustee        Trustee

-------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three Year      Physician; President,              61        None
c/o First Trust Advisors L.P.     Term            Wheaton Orthopedics;
120 E. Liberty Drive,                             Co-owner and Co-Director
  Suite 400                     o Since Fund      (January 1996 to May 2007),
Wheaton, IL 60187                 Inception       Sports Med Center for
D.O.B.: 04/51                                     Fitness; Limited Partner,
                                                  Gundersen Real Estate
                                                  Partnership; Limited
                                                  Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       o Three Year      Senior Vice President and          61        Director of
c/o First Trust Advisors L.P.     Term            Chief Financial Officer                      ADM Investor
120 E. Liberty Drive,                             (May 2007 to Present), Vice                  Services,
  Suite 400                     o Since Fund      President and Chief                          Inc. and ADM
Wheaton, IL 60187                 Inception       Financial Officer (1990 to                   Investor
D.O.B.: 11/57                                     May 2007), ADM Investor                      Services
                                                  Services, Inc. (Futures                      International
                                                  Commission Merchant)

Robert F. Keith, Trustee        o Three Year      President (2003 to                 61        None
c/o First Trust Advisors L.P.     Term            Present), Hibs
120 E. Liberty Drive,                             Enterprises (Financial
  Suite 400                     o Since Fund      and Management Consulting)
Wheaton, IL 60187                 Inception
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Three Year      President (June 2002               61        Director of
c/o First Trust Advisors L.P.     Term            to Present), Covenant                        Covenant
120 E. Liberty Drive,                             College                                      Transport Inc.
  Suite 400                     o Since Fund
Wheaton, IL 60187                 Inception
D.O.B.: 03/54

-------------------------------------------------------------------------------------------------------------
                               INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------

James A. Bowen(2), Trustee,     o Three Year      President, First Trust             61         Trustee of
President, Chairman of the        Trustee Term    Advisors L.P. and First                       Wheaton
Board and CEO                     and             Trust Portfolios L.P.;                        College
120 E. Liberty Drive,             Indefinite      Chairman of the Board of
  Suite 400                       Officer Term    Directors, BondWave LLC
Wheaton, IL 60187                                 (Software Development
D.O.B.: 09/55                   o Since Fund      Company/Investment
                                  Inception       Advisor) and Stonebridge
                                                  Advisors LLC (Investment
                                                  Advisor)

_____________

(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors L.P., investment advisor of the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (Continued)
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                          November 30, 2009 (Unaudited)


                                                               Term of Office
      Name, Address and             Position and Offices       and Length of         Principal Occupations
        Date of Birth                    with Fund                Service             During Past 5 Years

-------------------------------------------------------------------------------------------------------------------
                        OFFICERS WHO ARE NOT TRUSTEES(3)
-------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                     Treasurer,                o Indefinite term    Chief Financial Officer, First
120 E. Liberty Drive,               Controller, Chief                              Trust Advisors L.P. and First
  Suite 400                         Financial Officer and     o Since Fund         Trust Portfolios L.P.; Chief
Wheaton, IL 60187                   Chief Accounting            Inception          Financial Officer, BondWave
D.O.B.: 11/57                       Officer                                        LLC (Software Development
                                                                                   Company/Investment Advisor)
                                                                                   and Stonebridge Advisors LLC
                                                                                   (Investment Advisor)

Erin E. Chapman                     Assistant Secretary       o Indefinite Term    Assistant General Counsel
120 E. Liberty Drive,                                                              (October 2007 to Present),
Suite 400                                                     o Since June 2009    Associate Counsel (March 2006
Wheaton, IL 60187                                                                  to October 2007), First Trust
D.O.B.: 08/76                                                                      Advisors L.P. and First
                                                                                   Trust Portfolios L. P.; Associate
                                                                                   Attorney (November 2003 to March
                                                                                   2006), Doyle & Bolotin, Ltd.

James M. Dykas                      Assistant Treasurer       o Indefinite term    Senior Vice President (April
120 E. Liberty Drive,                                                              2007 to Present), Vice
  Suite 400                                                   o Since Fund         President (January 2005 to
Wheaton, IL 60187                                               Inception          April 2007), First Trust
D.O.B.: 01/66                                                                      Advisors L.P. and First Trust
                                                                                   Portfolios L.P.

Christopher Fallow                  Assistant Vice            o Indefinite term    Assistant Vice President
120 E. Liberty Drive,               President                                      (August 2006 to Present),
  Suite 400                                                   o Since Fund         Associate (January 2005 to
Wheaton, IL 60187                                               Inception          August 2006), First Trust
D.O.B.: 04/79                                                                      Advisors L.P. and First Trust
                                                                                   Portfolios L.P.

W. Scott Jardine                    Secretary and Chief       o Indefinite term    General Counsel, First
Trust 120 E. Liberty Drive,         Compliance Officer                             Advisors L.P. and First
  Suite 400                                                   o Since Fund         Trust Portfolios L.P. and
Wheaton, IL 60187                                               Inception          BondWave LLC (Software
D.O.B.: 05/60                                                                      Development Company/Investment
                                                                                   Advisor; Secretary of Stonebridge
                                                                                   Advisors LLC (Investment Advisor)

Daniel J. Lindquist                 Vice President            o Indefinite term    Senior Vice President
120 E. Liberty Drive,                                                              (September 2005 to Present),
  Suite 400                                                   o Since Fund         Vice President (April 2004
Wheaton, IL 60187                                               Inception          to September 2005), First
D.O.B: 02/70                                                                       Trust Advisors L.P. and
                                                                                   First Trust Portfolios L.P


Coleen D. Lynch                     Assistant Vice            o Indefinite term    Assistant Vice President
120 E. Liberty Drive,               President                                      (January 2008 to Present),
  Suite 400                                                   o Since July 2008    First Trust Advisors L.P.
Wheaton, IL 60187                                                                  and First Trust Portfolios
DOB: 07/58                                                                         L.P.; Vice President (May
                                                                                   1998 to January 2008), Van
                                                                                   Kampen Asset Management and
                                                                                   Morgan Stanley Investment
                                                                                   Management

Kristi A. Maher                     Assistant Secretary       o Indefinite Term    Deputy General Counsel (May
120 E. Liberty Drive,               and Deputy Chief          o Assistant          2007 to Present), Assistant
  Suite 400                         Compliance Officer          Secretary          General Counsel (March 2004 to
Wheaton, IL 60187                                               since Fund         May 2007), First Trust
D.O.B.: 12/66                                                   Inception          Advisors L.P. and First Trust
                                                              o Deputy Chief       Portfolios L.P.
                                                                Compliance
                                                                Officer since
                                                                November 2009
_________________

3 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------


                     First Trust Active Dividend Income Fund
                          November 30, 2008 (Unaudited)


                                 Privacy Policy

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;
      o  Information about your transactions with us, our affiliates or others;
      o Information we receive from your inquiries by mail, e-mail or telephone; and
      o  Information we collect on our website through the use of "cookies."
         For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.
      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

Confidentiality and Security

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

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Page 26

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                                                                         Page 27

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Page 28

[LOGO OMITTED]

FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Aviance Capital Management, LLC
2080 Ringling Boulevard
Sarasota, FL 34237

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 TInicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended November 30, 2008 and $49,800 for the fiscal year ended November 30, 2009.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

             Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,250 for the fiscal year ended November 30, 2008 and $4,500 for the fiscal year ended November 30, 2009. These fees were for tax consultation.

             Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

             All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

          (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

         (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

         (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2008, were $4,250 for the registrant and $12,143 for the registrant's investment adviser, and for the fiscal year ended November 30, 2009, were $4,500 for the registrant and $36,000 for the registrant's investment adviser.

         (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                         AVIANCE CAPITAL MANAGEMENT, LLC
                             PROXY VOTING GUIDELINES

         Aviance Capital Management, LLC. (the "Sub-Adviser") serves as investment adviser providing discretionary investment advisory services for a closed-end investment company (the "Fund"). As part of these services, the Sub-Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Sub-Adviser has adopted the following policies and procedures:

                1. It is the Sub-Adviser's policy to seek to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

                2. The Sub-Adviser shall be responsible for the oversight of the Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

                3. The Sub-Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Sub-Adviser on the voting of proxies related to securities held by the Fund. ISS provides voting recommendations based on established guidelines and practices. The Sub-Adviser has adopted these ISS Proxy Voting Guidelines.

                4. The Sub-Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Sub-Adviser may not vote in accordance with the ISS recommendations if the Sub-Adviser believes that the specific ISS recommendation is not in the best interests of the Fund.

                5. If the Sub-Adviser manages the assets or pension fund of a company and any of the Sub-Adviser's clients hold any securities in that company, the Sub-Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Sub-Adviser has actual knowledge of any other type of material conflict of interest between itself and the Fund with respect to the voting of a proxy, the Sub-Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

                6. If the Fund requests the Sub-Adviser to follow specific voting guidelines or additional guidelines, the Sub-Adviser shall review the request and follow such guidelines, unless the Sub-Adviser determines that it is unable to follow such guidelines. In such case, the Sub-Adviser shall inform the Fund that it is not able to follow the Fund's request.

                7. The Sub-Adviser may have clients in addition to the Fund which have provided the Sub-Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Sub-Adviser shall follow the same policies and procedures.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of February 4, 2010

Aviance Capital Management, LLC, ("Aviance") a registered investment advisor, is the Sub-Advisor to the Registrant. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios and is currently managed by Christian C. Bertelsen, Michael J. Dixon, and Edward C. Bertelsen, who are all Founding Members of the firm. Aviance is responsible for the day-to-day management of the Registrant's portfolio utilizing a team consisting of Christian C. Bertelsen, James R. Neel, Edward Bertelsen and Mark Belanian.

CHRISTIAN C. BERTELSEN, Chief Investment Officer and Senior Portfolio Manager Christian C. Bertelsen has over 41 years of investment experience. In November 2004, he became Chief Investment Officer at Global Financial Private Capital ("GFPC"), the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed the Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

JAMES R. NEEL, CFA, Portfolio Manager
James R. Neel, CFA, has over 30 years of experience in investment management. Mr. Neel joined Aviance as a portfolio manager in January 2009. He has also been a portfolio manager for Aviance Capital Partners, a registered investment advisor, since January 2009. From September 2006 to December 2008, Mr. Neel was a portfolio manager for YHB Investment Advisors, Inc. From June 2005 to September 2006 he was a portfolio manager for Gibraltar Private Bank, and from December 2004 to June 2005 he served in the same role at Thomas Partners, Inc. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services; CEO of Dreman Value Advisors, where he worked with Christian Bertelsen; and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976 and also served four years as a U.S. Navy officer.

EDWARD C. BERTELSEN, Portfolio Manager - Research
Edward C. Bertelsen has over 14 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined GFPC/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

MARK BELANIAN, Portfolio Analyst
Mark Belanian has over 10 years of investment industry experience. Mr. Belanian joined GFPC/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.


(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of November 30, 2009


                                                                                           # of Accounts     Total Assets
                                                                                            Managed for        for which
                                                                Total # of                 which Advisory    Advisory Fee
 Name of Portfolio Manager                                       Accounts       Total     Fee is Based on     is Based on
      or Team Member                 Type of Accounts            Managed       Assets       Performance       Performance
Christian C. Bertelsen        Registered Investment                 0            $0              0                $0
                              Companies:
                              Other Pooled Investment               0            $0              0                $0
                              Vehicles:

                              Other Accounts:                                   $155
                                                                    60         Million           0                $0
James R. Neel                 Registered Investment                 0            $0              0                $0
                              Companies:
                              Other Pooled Investment               0            $0              0                $0
                              Vehicles:

                              Other Accounts:                                    $19
                                                                    20         Million           0                $0
Edward C. Bertelsen           Registered Investment                 0            $0              0                $0
                              Companies:
                              Other Pooled Investment               0            $0              0                $0
                              Vehicles:

                              Other Accounts:                                    $22             0                $0
                                                                    12         Million

Mark Belanian                 Registered Investment
                              Companies:                            0            $0              0                $0

                              Other Pooled Investment
                              Vehicles:                             0            $0              0                $0

                              Other Accounts:                       0            $0              0                $0


POTENTIAL CONFLICTS OF INTERESTS

Aviance believes there are not any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Registrant's investments.

(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT
TEAM MEMBERS

Information provided as of February 4, 2010.

As Members of Aviance, Christian Bertelsen and Edward Bertelsen receive compensation which is capped at a certain level that can rise annually with inflation. Additional bonuses are based on the overall profitability of the firm. At this time, the cash flow of the company does not support the full amount of the capped compensation, therefore Christian Bertelsen and Edward Bertelsen are paid at a discounted level, as cash flow allows. Mark Belanian is paid a monthly salary and is eligible for bonuses based on his performance and the company's profitability. James Neel's compensation is tied to the performance and profitability of the company. As of this date, the performance trigger for compensation to be paid to Mr. Neel has not been met. Aviance employees are offered health/dental insurance through the firm's group policy.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of November 30, 2009

                                             Dollar Range of Registrant
              Name                            Shares Beneficially Owned
              Christian C. Bertelsen                     $0
              James R. Neel                              $0
              Edward C. Bertelsen                        $0
              Mark Belanian                              $0


(B) NOT APPLICABLE.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Active Dividend Income Fund
             ------------------------------------------------

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 25, 2010
     -----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James A. Bowen
                          -----------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 25, 2010
     -----------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          -----------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date January 25, 2010
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* Print the name and title of each signing officer under his or her signature.